UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2009

CNB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Massachusetts	0-51685	20-3801620
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

33 Waldo Street, PO Box 830, Worcester, MA 01613-0830

(Address of principal executive offices) (Zip Code)

(508) 752-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2009, CNB Financial Corp. (the “Company”), the holding company of Commonwealth National Bank (the “Bank”) appointed Kimberly M. Anderson Treasurer of the Company and Cashier and Treasurer of the Bank, effective May 15, 2009. She will serve as the principal financial and accounting officer for the Company. Ms. Anderson, age 40, is currently serving as Controller and has served in that capacity since July, 2005. She was hired by the Bank in March, 2004 as Accounting Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2009	By:	/s/ Charles R. Valade
Charles R. Valade
President and Chief Executive Officer